THE ALGER FUNDS

  SUPPLEMENT DATED DECEMBER 14, 2004 TO THE PROSPECTUS DATED FEBRUARY 28, 2004


This supplement amends the section of the Prospectus titled "Management and Organization - Portfolio Managers" as described below, and is in addition to any existing supplements to the Prospectus.

         John A. Curry is named as Vice President and portfolio manager of Alger Money Market Fund, and as Vice President and co-portfolio manager, with Kevin Collins, of Alger Balanced Fund. Steven Thumm returns full-time to his role as Senior Trader.

         Mr. Curry was previously Vice President at Janney Montgomery Scott, LLC (September 2003 to December 2004), prior to which he was a portfolio manager for Whitehall Asset Management's fixed-income institutional and retail assets (March 1999 to March 2003). Prior to joining Whitehall Asset Management, Mr. Curry was a portfolio manager at UBS Global Asset Management within the firm's institutional fixed-income assets division (July 1995 to February 1999).






PSP & SAI/PSP SUPP 12-14-04 ALGER